Exhibit 10

CONSENT OF INDEPENDENT AUDITORS

      As independent auditors, we hereby consent to the incorporation by reference of our reports on the consolidated financial statements of Alcatel and on the combined financial statements of the Optronics division of Alcatel, dated January 31, 2002 included in Alcatel’s Annual Report on Form 20-F for the fiscal year ended December 31, 2001 into:

(i)	The Form S-8 Registration Statement (File no. 333-7830) for Alcatel Alstom Compagnie Généralé d’Electricité, S.A. (now Alcatel), filed with the Securities and Exchange Commission (the “SEC”) on October 23, 1997;

(ii)	The Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File no. 333-59985) for Alcatel Alstom Générale d’Electricité, S.A. (now Alcatel), filed with the SEC on September 8, 1998;

(iii)	The Form S-8 Registration Statement (File no. 333-9730) for Alcatel, filed with the SEC on December 11, 1998;

(iv)	The Form S-8 Registration Statement (File no. 333-10192) for Alcatel, filed with the SEC on April 1, 1999;

(v)	The Form S-8 Registration Statement (File no. 333-10326) for Alcatel, filed with the SEC on May 7, 1999;

(vi)	The Form S-8 Registration Statement (File no. 333-10578) for Alcatel, filed with the SEC on July 13, 1999;

(vii)	The Form S-8 Registration Statement (File no. 333-11092) for Alcatel, filed with the SEC on November 4, 1999;

(viii)	The Form S-8 Registration Statement (File no. 333-11388) for Alcatel, filed with the SEC on January 24, 2000;

(ix)	The Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File no. 333-93127) for Alcatel, filed with the SEC on January 24, 2000;

(x)	The Form F-3 Registration Statement (File no. 333-11784) for Alcatel, filed with the SEC on April 4, 2000;

(xi)	The Form S-8 Registration Statement (File No. 333-11986) for Alcatel, filed with the SEC on May 19, 2000;

(xii)	The Form S-8 Registration Statement (File No. 333-11996) for Alcatel, filed with the SEC on May 23, 2000;

(xiii)	The Form S-8 Registration Statement (File no. 333-12516) for Alcatel, filed with the SEC on September 12, 2000;

(xiv)	The Form S-8 Registration Statement (File no. 333-12864) for Alcatel, filed with the SEC on November 15, 2000;

(xv)	The Form S-8 Registration Statement (File no. 333-13410) for Alcatel, filed with the SEC on April 27, 2001;

(xvi)	The Form S-8 Registration Statement (File no. 333-13554) for Alcatel, filed with the SEC on May 24, 2001.

(xvii)	The Form F-3 Registration Statement (File no. 333-13966) for Alcatel, filed with the SEC on September 28, 2001.

(xviii)	The Form F-3 Registration Statement (File no. 333-14004) for Alcatel, filed with the SEC on October 12, 2001.

(xix)	The Form S-8 Registration Statement (File no. 333-14016) for Alcatel, filed with the SEC on October 17, 2001.

(xx)	The Form F-4 Registration Statement (File no. 333-82930), as amended for Alcatel, initially filed with the SEC on February 15, 2002.

Barbier Frinault & Autres

/s/  Christian Chiarasini

Paris, France

March 28, 2002